INVESTOR PRESENTATION May 2024 Exhibit 99.1

Forward-looking statements This presentation contains a number of forward-looking statements. Words, and variations  of  words,  such  as “will,” “may,” “expect,” “would,” “could,” “might,” “intend,” “plan,” “believe,” “estimate,” “anticipate,” “deliver,” “seek,” “aim,” “potential,” “target,” “outlook,” and similar expressions are intended to identify our forward-looking  statements. Similarly, statements that describe our business strategy, outlook, objectives, plans, initiatives, intentions or goals also are  forward looking statements. These forward-looking statements are not historical facts and are subject to a host of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those in the forward-looking statements.  Important factors that could cause actual results to differ materially from those described in our forward-looking statements include, but are not limited to, the following: general economic uncertainty in key global markets and a worsening of global economic conditions; travel industry disruptions; the impact of our overall level of indebtedness, as well as our financial covenants, on our operational and financial flexibility; seasonality of our businesses; unanticipated delays and cost overruns of our capital projects, and our ability to achieve established financial and strategic goals for such projects; the importance of key members of our account teams to our business relationships; our ability to manage our business and continue our growth if we lose any of our key personnel; the competitive nature of the industries in which we operate; our dependence on large exhibition event clients; adverse effects of show rotation on our periodic results and operating margins; transportation disruptions and increases in transportation costs; natural disasters, weather conditions, accidents, and other catastrophic events; our exposure to labor cost increases and work stoppages related to unionized employees; our multi-employer pension plan funding obligations; our ability to successfully integrate and achieve established financial and strategic goals from acquisitions; our exposure to cybersecurity attacks and threats;  our exposure to currency exchange rate fluctuations; liabilities relating to prior and discontinued operations; Sufficiency and cost of insurance coverage; and compliance with laws governing the storage, collection, handling, and transfer of personal data and our exposure to legal claims and fines for data breaches or improper handling of such data. For a more complete discussion of the risks and uncertainties that may affect our business or financial results, please see Item 1A, “Risk Factors,” of our most recent annual report on Form 10-K filed with the SEC. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this presentation except as required by applicable law or regulation.

NON-GAAP FINANCIAL MEASURES This document includes the presentation of “Adjusted EBITDA”, which is supplemental to results presented under accounting principles generally accepted in the United States of America (“GAAP”) and may not be comparable to similarly titled measures presented by other companies.  This non-GAAP measure should be considered in addition to, but not as a substitute for, other similar measures reported in accordance with GAAP.   The use of this non-GAAP financial measure is limited, compared to the GAAP measure of net income attributable to Viad, because it does not consider a variety of items affecting Viad’s consolidated financial performance as explained below.  Because this non-GAAP measure does not consider all items affecting Viad’s consolidated financial performance, a user of Viad’s financial information should consider net income attributable to Viad as an important measure of financial performance because it provides a more complete measure of the Company’s performance. Adjusted EBITDA is defined by management as net income attributable to Viad before income (loss) from discontinued operations, interest expense and interest income, income taxes, depreciation and amortization, transaction-related costs, attraction start-up costs, restructuring charges, impairment losses, the reduction/increase for income/loss attributable to non-redeemable and redeemable non-controlling interests, and gains or losses from sales of businesses. Adjusted EBITDA is considered a useful operating metric, in addition to net income attributable to Viad, as potential variations arising from non-recurring integration costs, non-cash amortization and depreciation, and non-operational expenses/income are eliminated, thus resulting in an additional measure considered to be indicative of Viad’s consolidated and segment performance. Management believes that the presentation of Adjusted EBITDA provides useful information to investors regarding Viad’s results of operations for trending, analyzing and benchmarking the performance and value of Viad’s business. Forward-Looking Non-GAAP Measures The company has not quantitatively reconciled its guidance for adjusted EBITDA to its respective most comparable GAAP measure because certain reconciling items that impact this metric including, provision for income taxes, interest expense, restructuring or impairment charges, transaction-related costs, and attraction start-up costs have not occurred, are out of the company’s control, or cannot be reasonably predicted. Accordingly, reconciliations to the nearest GAAP financial measure are not available without unreasonable effort. Please note that the unavailable reconciling items could significantly impact the company’s results as reported under GAAP.

SUMMARY 5 10 20 28 30 APPENDIX

INVESTMENT HIGHLIGHTS High-quality businesses with leading and defensible market positions Proven success executing growth strategy and driving strong returns Positioned for strong profitable growth in 2024 and beyond

Exhibition SERVICES & EXPERIENTIAL MARKETING Company  ICONIC ATTRACTIONS & HOSPITALITY company Viad is a leading provider of extraordinary experiences OUR MISSION is to drive significant and sustainable growth by delivering extraordinary experiences for our teams, clients, and guests World-class experiences with high-margins Meaningful barriers to entry and strong perennial demand Scalable with significant high-return growth opportunities 2023 Adjusted EBITDA: ~$93 Million Meaningful free cash flow generator with high recurring revenue Market leader in exhibition services Strong growth opportunity in experiential marketing 2023 Adjusted EBITDA: ~$68 Million

Our Strategy to maximize shareholder value Smart allocation of capital Meaningfully scale Pursuit through investment in Refresh, Build, Buy high-return growth opportunities Deliver strong cash flow from GES Exhibitions through simple, user-friendly services and best-in class execution Drive growth through Spiro’s world-class, experiential marketing solutions Continually evaluate options to maximize shareholder value

Creating value with Capital allocation strategy We prioritize being strong stewards of our capital to maximize shareholder value using a balanced approach WHILE MAINTAINING STRONG BALANCE SHEET $137.2 million in liquidity and 2.7x net leverage ratio as of March 31, 2024 Target net leverage ratio range of 2.5x-3.5x Long-term debt maturities Term Loan B matures in 2028 Revolving Credit Facility matures in 2026 Invest in high-return growth investments to scale Pursuit’s iconic locations using Refresh, Build, Buy strategy 15%+ IRR minimum hurdle rate for all growth investments Focus on opportunities that are counter seasonal, offer 12-month profitability, fit our growth criteria, and/or that are immediately accretive to EBITDA PURSUIT GROWTH INVESTMENTS DRIVE STRONG FREE CASH FLOW AT GES & REINVEST IN STRONG RETURNS AT PURSUIT SKY LAGOON 2021 BUILD FOREST PARK ALPINE HOTEL 2022 BUILD GOLDEN SKYBRIDGE 2021 BUY GLACIER RAFT COMPANY 2022 BUY GLACIER VIEW LODGE 2019 REFRESH MALIGNE LAKE F&B AND RETAIL 2019 REFRESH

SIGNIFICANT CATALYSTS AND TAILWINDS TO DRIVE MEANINGFUL YEAR-OVER-YEAR GROWTH

CONSOLIDATED ADJUSTED EBITDA ($M)



210
160
110
60
10
116
147
~171-191
2022
2023
2024 Est.

FY'24 OUTLOOK

PURSUIT

- FlyOver Chicago opened on March 1, 2024
- Full year Adjusted EBITDA margin expansion to ~30%
- Strong demand for Pursuit's iconic, unforgettable, inspiring experiences
- Continued growth of international leisure travel
- Newer experiences continue to ramp to maturity

GES

- Major non-annual shows *(~$65M of incremental revenue vs. 2023*)
- Full year Adjusted EBITDA margin improvement to ~8.5%
- Strong demand for GES' experiential marketing and exhibition services
- Increased exhibition and event show sizes

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Vancouver, Reykjavik, Las Vegas, and Chicago BANFF JASPER COLLECTION PURSUIT IS An ICONIC ATTRACTIONS & HOSPITALITY company Pursuit is an owner-operator of inspiring and unforgettable experiences in iconic destinations with strong perennial demand and meaningful barriers to entry GLACIER PARK COLLECTION ALASKA COLLECTION FLYOVERS SKY LAGOON Banff National Park and Jasper National Park Glacier National Park and Waterton Lakes National Park Denali National Park and Kenai Fjords National Park Reykjavik, Iceland 14 WORLD-CLASS ATTRACTIONS 27 DISTINCTIVE HOTELS INTEGRATED F&B, RETAIL & TRANSPORTATION

Pursuit is a high-margin growth engine WINNING FORMULA FOR GROWTH Strong demand for iconic destinations Deep competitive moats “Must-do” point of interest, sightseeing attractions with meaningful visitation and throughput Distinctive lodges in capacity constrained destinations Pricing power Powerful Refresh, Build, Buy growth strategy Scale Be the world’s leading provider of iconic attractions and vertically integrated hospitality experiences Adjusted EBITDA ($M) Expect to about TRIPLE ADJUSTED EBITDA from 2015 to 2024

Pursuit is Well-positioned relative to broader consumer TRAVEL demand TRENDS Demand shift toward authentic and immersive travel & exploration experiences Outdoor and adventure travel demand continues to surge Affluent consumers continue to prioritize leisure travel Visitors to Pursuit’s iconic locations have meaningful disposable income to enjoy unforgettable experiences Pursuit’s experiences provide authentic hospitality catered to a diverse range of guests seeking accessible experiences Pursuit operates in iconic natural destinations, including national parks, with strong perennial visitation 1 2 3

Pursuit benefits from the power of perennial demand and deep COMPETITIVE moats We own properties in remarkable, renowned destinations Park in-holdings inside Glacier National Park and Denali National Park Land, lodging, F&B and retail at both west and east entrances to Glacier National Park’s scenic drive along the famed Going-to-the-Sun Road Only lodge on remote Fox Island, accessible soley by boat Long-standing land leases and agreements with Parks Canada to operate in the Canadian National Parks Parks Canada tightly restricts any new development inside the parks Built and own last new hotel in Jasper We own the “must do” attractions in iconic locations The only sightseeing gondola in Banff National Park One-of-a-kind experiences at the Columbia Icefield in Jasper National Park The only scenic boat cruises on Maligne Lake (Jasper) and Lake Minnewanka (Banff) One of two marine sightseeing operators in the Kenai Fjords (Alaska) Ideally-located Icelandic geothermal lagoon along the ocean’s edge near Reykjavik Our markets have strong perennial demand with finite lodging bed bases and nearly full occupancy during summer peak season Market compression allows for strong ADRs Our bed base provides cross-sell opportunity to our attractions

Pursuit’s hospitality culture drives strong guest ratings across its experiences Our hospitality philosophy starts with team member satisfaction and engagement, which leads to enhanced guest satisfaction and loyalty, while driving strong profitability and growth TOP 10 TRIPADVISOR RANKINGS FOR OUR ATTRACTIONS, LODGING, & RESTAURANTS BANFF GONDOLA #1 Things to Do in Banff SKY LAGOON #1 SPAS & WELLNESS IN KOPAVOGUR GLACIER VIEW LODGE #5 HOTELS IN JASPER MOUNT ROYAL HOTEL #9 HOTELS IN BANFF SKY BISTRO #3 RESTAURANTS IN BANFF LAKE MINNEWANKA CRUISE #3 BOAT TOURS & WATER SPORTS IN BANFF MALIGNE LAKE CRUISE #3 BOAT TOURS & WATER SPORTS IN JASPER Aalto #2 Restaurants in Jasper TERRA #4 RESTAURANTS IN JASPER GOLDEN SKYBRIDGE #3 THINGS TO DO in GOLDEN OPEN TOP TOURING #3 OUTDOOR ACTIVITIES IN BANFF

PURSUIT'S POWERFUL GROWTH STRATEGY


REVENUE ($M)
MORE THAN TRIPLED REVENUE
from 2015 to 2023
~15% CAGR
2015: 112 (112)
2016: 153 (119, 34)
2017: 174 (129, 45)
2018: 185 (138, 48)
2019: 223 (149, 74)
2020: 77 (45, 32)
2021: 187 (98, 89)
2022: 299 (155, 144)
2023: 350 (175, 176)



REFRESH
To optimize guest experience, market position, and maximize returns



BUILD
To create new guest experiences and revenue streams with economies of scale and scope



BUY
Strategic assets that drive guest experience, economies of scale and scope, improving financial performance

NEW EXPERIENCES*
~$176M growth from new attractions and lodges from 2015-2023

EXISTING EXPERIENCES
~6% CAGR from existing attractions and lodges from 2015-2023

PURSUIT℠

** New Experiences comprises the following attractions and lodging properties that were opened or acquired after 2015: Maligne Lake Cruise, CATC Alaska Tourism Corporation, Mountain Park Lodges, West Glacier RV Park & Cabins, Belton Chalet, Basecamp Lodge, Open Top Touring, Sky Lagoon, Golden Skybridge, FlyOver Canada, FlyOver Iceland, FlyOver Las Vegas, Glacier Raft Company, and Forest Park Hotel*

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+22% US LODGING ROOM REVENUE ON THE BOOKS* (USD $M) +7% CANADIAN LODGING ROOM REVENUE ON THE BOOKS* (CAD $M) 2022 2023 2024 * Room Revenue on the Books data represents reservations taken to date as of May 15, 2022, 2023, and 2024. 2022 2023 2024 ADR +13% vs. 2023 ADR +8% vs. 2023 % of FY Rooms Available Sold % of FY Rooms Available Sold 53% 48% 48% 42% 44% 47% Lodging pacing is a leading indicator of destination demand and the strength in advanced bookings supports our favorable outlook for both our lodging and attractions PURSUIT’s LODGING BOOKING pace indicates continued growth in 2024

PURSUIT HAS A ROBUST PIPELINE OF INVESTMENT OPPORTUNITIES TO ACCELERATE GROWTH IN 2024 & BEYOND

ORGANIC AND INORGANIC INVESTMENT OPPORTUNITIES

REFRESH & BUILD WITHIN EXISTING COLLECTIONS

- Opportunities at our well-instrumented and high-performing existing experiences that will generate incremental throughput and pricing power
- **2024 Growth Capex: ~$20M**

BUY TUCK-INS WITHIN EXISTING COLLECTIONS

- Bolt-on acquisitions expand scale and market share in existing geographies
- Team maintains ongoing dialogue with local operators and has a pulse on future “off market” opportunities

BUY EXPERIENCES IN NEW GEOGRAPHIES

- Sizable iconic, unforgettable, and inspiring properties in the world’s most remarkable destinations
- Opportunity to balance out seasonality and reduce geographic concentration



RECENT REFRESH WITHIN BANFF JASPER COLLECTION: FOUNDERS CABINS AT PYRAMID LAKE LODGE
Opened Summer 2023

INVESTMENT CRITERIA

- ✓ **15%+ IRR hurdle rate**
- ✓ Iconic, unforgettable, and inspiring
- ✓ Perennial demand
- ✓ High barriers to entry
- ✓ Attractive EBITDA margins
- ✓ High-quality guest experience
- ✓ Strong ease of doing business


GLACIER
GLACIER

RECENT BUY WITHIN GLACIER PARK COLLECTION: GLACIER RAFT CO.
Acquired in April 2022

PURSUIT
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WHY WE WILL BE SUCCESSFUL Our MISSION is to connect guests and staff to iconic places through unforgettable inspiring experiences. We believe that collecting memories is far more important than collecting things. Since the beginning of time, human beings share a passion for exploration and the search for remarkable experiences.

GES is A LEADING GLOBAL PROVIDER OF EXHIBITION & EXPERIENTIAL MARKETING SERVICES GES is one of the largest global operators in the $128 billion exhibition and experiential marketing sector COMPREHENSIVE, INTEGRATED MARKETING SERVICES TO SUPPORT AND ELEVATE BRANDS Strategy & Creative Marketing & Branding Concept, Planning, & Production Measurement & Analytics 3,600+ annual live events SCALED OPERATOR WITH GLOBAL REACH #1 UK EXHIBITIONS MARKET SHARE #2 US EXHIBITIONS MARKET SHARE 1,500+ blue-chip corporate clients 4,500+ annual brand activations 70+ countries served Source: PQ Media Global Experiential Marketing Forecast 2024-2028 Note: TAM and market share are based on 2024E figures

GES HAS TAKEN TRANSFORMATIVE ACTIONS TO IMPROVE PROFITABILITY, INCREASE CASH FLOW, AND BUILD A FOUNDATION FOR ONGOING GROWTH

COMPLETED STRATEGIC INITIATIVES

6.6%
EBITDA MARGIN
FY'19

- Restructured by outsourcing services, changing service delivery model, and simplifying organizational structure
- Exited low-margin events and sold business to focus on higher margin revenue and stronger free cash flow
- Exited, sold, and downsized unneeded facility space saving and adopted a more efficient "Hub & Spoke" service model
- Expanded experiential marketing capabilities and launched Spiro agency to win business from new and existing corporate clients

~8.5%
EBITDA MARGIN
FY'24 Est.

GES
Spiro™ Part of the GES Collective

ONGOING STRATEGIC INITIATIVES

- Greater penetration of higher margin services
- Amplify growth in attractive new geographic markets
- Ongoing focus on labor productivity and other operational efficiency initiatives
- Continued discipline in overhead to leverage improved cost structure

ADJUSTED EBITDA – CAPEX ($M)


45
55
~65-75
2019
2023
2024 Est.

	2019	2023	2024 Est.
REVENUE ($M)	1,080	888	Up low-double digits vs. 2023

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GES DELIVERS COMPELLING VALUE TO CLIENTS THROUGH TWO BRANDS

GES partners with leading global brands to produce exhibitions, conferences, live events, and global marketing programs through end-to-end strategy, creative, design, production, and logistics capabilities


GES
Protecting our world together
Spiro

	GES EXHIBITIONS ***EXHIBITION SERVICES***	**SPIRO** ***EXPERIENTIAL MARKETING***
CLIENTS	Leading Exhibition Organizers & Exhibitors / Corporate Marketers	Global Fortune 500 Companies / Corporate Marketers
SERVICES PROVIDED	Strategic and logistics solutions to manage the complexity of shows, including strategy, creative & design, registration & engagement, accommodations, logistics & management, material handling, overhead sign hanging, graphics and other rental and labor services	Broad range of unique and impactful experiences, including meetings and events, exhibition and program management, environments and permanent installations, brand and product activations, and marketing and measurement
MARKET	Concentrated with leadership position	Fragmented with growth opportunity
CONTRACTS	3–5-year long-term, sticky client contracts with 90%+ retention rates	Event-by-event and MSAs with long-tenured clients with 90%+ retention rates
FREQUENCY	Recurring (annual, biennial, triennial, quadrennial, etc.)	Recurring or ad-hoc, depending on the client's marketing initiatives
FY'23 REVENUE	**~$614M**	**~$283M**

- **95+ years of exceptional execution** and industry experience
- **Differentiated global scale** drives client wins and is a barrier to entry
- **Trusted partner** to global, blue-chip brands across every sector
- **90%+ client retention rates** with long-standing relationships

23 VIAD

GES HAS MULTIPLE REVENUE GROWTH LEVERS

GES Exhibitions is driving higher revenue per net square foot of event space through disciplined pricing and compelling exhibitor offerings, and benefiting from increasing show sizes

GES US EXHIBITIONS VS. 2019 PRE-PANDEMIC OCCURRENCE

SAME-SHOW* REVENUE



91%
98%
Q1'23
Q1'24

SAME-SHOW* SQUARE FOOTAGE



81%
90%
Q1'23
Q1'24

Substantial opportunity for future growth as same-show square footage fully recovers

Spiro is growing its client roster and selling additional services to existing clients

60 NEW CLIENTS SINCE SPIRO LAUNCH IN Q1'22

- Global market leadership and full suite of value-added services are critical differentiators
- Corporate marketers have a heightened focus on in-person events to drive targeted audience engagement

Note: The US same show metric compares tradeshows that occurred in the same city for both occurrences and generally represents between ~30% and 40% of the total exhibition revenue.
Source: U.S. Travel Association; Statista

24

GES HAS HIGH RECURRING REVENUE, STRONG VISIBILITY, AND A DIVERSE CLIENT BASE

Clear line of sight to $900M+ annual recurring revenue

90%+ retention of clients with >$500K revenue[1]

25+ years tenure for Top 10 Clients[2]


~90%
of 2025 Est.
GES Revenue
is derived from
recurring or
contracted events
and clients under
MSA

GES' long-term contracts and exceptional client renewal rates translate to cash flow visibility

GES

STRONG CLIENT AND INDUSTRY DIVERSITY


DIVERSE
End
Markets[3]
Pharma
Industrials
Consumer & Retail
Food & Beverage
Technology
Healthcare
Media & Entertainment
Financial Services
Energy
Other

Largest client is less than 10% of GES' revenue

[1] Contracts/MSAs renewed for 2023
[2] Reflects average
[3] Represents all Exhibition and Spiro clients with >$1M 2023 gross revenue

25 VIAD

GES’ 2025 REVENUE OUTLOOK IS STRONG Expect 2025 revenue to be in line with 2024 with margins of 8%+ REVENUE ($M) KEY DRIVERS Price increases of ~3.5%-6% NSF growth of ~5% Net New Client Wins of ~$25M+ Up low-double digits vs. FY’23 888 ~(65) ~40 ~25+

WHY WE WILL BE SUCCESSFUL Our MISSION is to create the most meaningful and memorable experiences for marketers, organizers and attendees. Live events and other forms of experiential marketing provide a powerful means to drive business growth. We are primed to create what is possible for our clients and to be the industry leader.

Investment Opportunity Summary

CREATING EXTRAORDINARY EXPERIENCES AND STRONG RETURNS 53% 47% Proven Success Executing Growth Strategy and Driving Strong Returns Experienced Management Team Focused on Shareholder Value High-Quality Businesses with Leading and Defensible Market Positions Benefiting from Industry Recovery and Delivering New Growth

Appendix

NON-GAAP FINANCIAL RECONCILIATION Includes costs related to the development of Pursuit's new FlyOver attractions in Las Vegas, Chicago, and Toronto, the Sky Lagoon in Iceland, and the Golden Skybridge and Forest Park Alpine Hotel in Canada. Remeasurement of finance lease obligation represents the non-cash foreign exchange loss/(gain) included within Cost of Services related to the periodic remeasurement of the Sky Lagoon finance lease obligation. Includes inventory write-offs at GES in connection with transitioning to an outsourced model for trade show aisle carpet. Includes non-capitalizable fees and expenses related to Viad’s credit facility refinancing efforts. Corporate Adjusted EBITDA is calculated as Corporate activities expense before depreciation, acquisition-transaction-related costs and other non-recurring costs included within Corporate activities expense. FORWARD-LOOKING NON-GAAP FINANCIAL MEASURES We have also provided the following forward−looking non−GAAP financial measure: Adjusted EBITDA, Adjusted EBITDA Margin, and Free Cash Flow. We do not provide a reconciliation of these forward−looking non−GAAP financial measures to the most directly comparable GAAP financial measures because, due to variability and difficulty in making accurate forecasts and projections and/or certain information not being ascertainable or accessible, not all of the information necessary for quantitative reconciliations is available to us without unreasonable efforts. Consequently, any attempt to disclose such reconciliations would imply a degree of precision that could be confusing or misleading to investors. It is possible that the forward−looking non−GAAP financial measures may be materially different from the corresponding forward-looking non−GAAP financial measure.

NON-GAAP FINANCIAL RECONCILIATION Includes costs related to the development of Pursuit's new FlyOver attractions in Las Vegas, Chicago, and Toronto, the Sky Lagoon in Iceland, and the Golden Skybridge and Forest Park Alpine Hotel in Canada. Remeasurement of finance lease obligation represents the non-cash foreign exchange loss/(gain) included within Cost of Services related to the periodic remeasurement of the Sky Lagoon finance lease obligation. Includes inventory write-offs at GES in connection with transitioning to an outsourced model for trade show aisle carpet.

Steve Moster - President & Chief Executive Officer Has served as President and CEO of Viad since 2014 and as President of GES from 2010 Joined Viad in 2004 as GES Vice President of Exhibition Furnishings and his career evolved to various sales and leadership roles within GES company, including Executive Vice President - Products and Services, where he led double-digit revenue growth Holds a Bachelor of Engineering from Vanderbilt University and an MBA from the Tuck School of Business OUR EXPERIENCED EXECUTIVE MANAGEMENT TEAM Ellen Ingersoll - Chief Financial Officer Has served as CFO of Viad since 2002 During her tenure, the Company successfully divested MoneyGram International in 2004 and acquired and integrated more than 15 businesses Holds a B.S. from Arizona State University and is a CPA David Barry - President Pursuit Joined Viad in 2015 and through the repositioning of the Viad Travel and Recreation Group created Pursuit in 2016 Prior to joining the Company, he served as the President and CEO of a financial services and tech company following a three-decade career in hospitality, the ski industry and aviation Experience includes being CEO of the world’s largest heli-skiing company (CMH) and Chief Operating Officer of Intrawest USA (ski resorts, lodging, hospitality) Derek Linde - CHIEF OPERATING OFFICER Has served as Chief Operating Officer since March 2022 and as our General Counsel & Corporate Secretary from April 2018 to October 2023 Previously worked at Illinois Tool Works Inc., where he led teams that provided legal and strategic services to the company’s diversified, global business segments. Prior to ITW, Derek was a partner at the international law firm Winston & Strawn LLP Received his J.D. from the Vanderbilt University School of Law and a B.A. from the University of Missouri-Columbia

OUR EXPERIENCED EXECUTIVE MANAGEMENT TEAM Leslie Striedel - Chief Accounting Officer Has served as Chief Accounting Officer of Viad Corp since 2014 Previously served as Vice President of Finance and Administration or similar positions at Colt Defense LLC, and held various roles within finance and accounting in both public and private environments Received her B.S. from the University of Vermont and is a CPA Jon Massimino - General Counsel and Secretary Has served as General Counsel & Corporate Secretary since October 2023, and has taken on roles with increasing responsibility since joining Viad in 2011 Previously counseled a wide variety of clients in private practice based in California Received his J.D. from the Georgetown University Law Center in Washington, D.C., and a B.A. from Westminster University in Salt Lake City, Utah JEFF STELMACH - President SPIRO Joined Viad in 2021 to lead GES’ growth in Brand Experiences Prior to joining the Company, he served as Opus Agency President and has over 30 years of experience building successful event agencies including Opus, Mosaic, Geometry and EMI, and working with some of the biggest brands in business, including Samsung, Coca-Cola, Anheuser-Busch and Oracle Graduated from the University of Notre Dame with degrees in Business and Marketing

OUR MISSION & WHAT WE STAND FOR OUR MISSION Drive significant and sustainable growth by delivering extraordinary experiences for our teams, clients, and guests OUR VISION Create the world’s most extraordinary experiences People First Honesty, Always Future Focused be Extraordinary

PURPOSE OUR ESG Commitment We are committed to delivering extraordinary experiences that support a more sustainable world for generations to come. We protect and improve our world by continuously investing in our people, reducing our environmental impact, and honoring our communities. OUR PILLARS AND INITIATIVES PEOPLE Diversity, Equity, & Inclusion Workplace Safety Fair Labor Practices Our people drive our success. We foster a culture that is equitable and inclusive, celebrates our talent, and prioritizes the safety and wellness of our teams, clients, and guests. We are committed to cultivating an environment where people of all different backgrounds feel a sense of belonging and contribute to our continued success. PLANET Waste & Water Reduction Energy Efficiency Community Involvement We respect, honor, and protect the places where we live and work to help improve our communities and support a more sustainable future for our world. We are focused on minimizing our environmental impact by using responsible business practices and initiatives to eliminate unnecessary waste, reduce water consumption, and use energy more efficiently. Always Honest Compliance & Ethics Program ESG Policies Board Commitment The values of integrity, ethical behavior, and legal compliance are reinforced every day in our businesses through our Always Honest Compliance and Ethics Program adopted by our Board of Directors. Our Board recently strengthened several environmental and social policies, and oversees our risks and opportunities. We are committed to continuous progress on our ESG journey.

PURSUIT

GEOGRAPHIC OVERVIEW



SKY LAGOON (ICELAND)



ALASKA COLLECTION (ALASKA)
BANFF JASPER COLLECTION (CANADA)
GLACIER PARK COLLECTION (MONTANA)
FLYOVER COLLECTION
Denotes Iconic Location
Denotes FlyOver Location (Toronto is a potential future FlyOver location)

PURSUIT 2023 REVENUE MIX ($350M TOTAL)



Banff Jasper Collection
Glacier Park Collection
Alaska Collection
FlyOver (1)
Sky Lagoon
52%
17%
11%
8%
11%

(1) Represents FlyOver Canada, FlyOver Iceland, and FlyOver Las Vegas; FlyOver Chicago opened Mar'24.

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Experience pursuit BANFF GONDOLA We invite you to experience some of our inspiring Refresh, Build, Buy growth investments in person or through the video links below: REFRESH BUILD BUY GLACIER VIEW LODGE MOUNT ROYAL HOTEL SKY LAGOON FLYOVER ICELAND GOLDEN SKYBRIDGE MALIGNE VALLEY KENAI FJORDS TOURS FLYOVER CHICAGO

Golden Skybridge Opened JUN’21 Open Top Touring Opened SEP’20 Sky lagoon Opened APR’21 Glacier Raft Co Acquired APR’22 BANFF GONDOLA Lake Minnewanka Cruise Maligne Lake Cruise Glacier Adventure Glacier Skywalk Kenai Fjords Tours Pursuit’s iconic location attractions A collection of 10 inspiring and unforgettable, world-class attractions in renowned global travel locations with attractive margins and barriers to entry ADDED 4 High-quality experiences from 2020 to present that continue to ramp

PURSUIT'S FLYOVER FLYING RIDE EXPERIENCES

Multi-sensory flight ride experiences showcasing awe-inspiring scenery with state-of-the-art motion seating, media, and special effects that simulate a true flying experience

VANCOUVER

Opened 2013
Acquired 2016

61 seats

REYKJAVIK

Opened August 2019

40 seats

LAS VEGAS

Opened September 2021

80 seats
2 theaters

CHICAGO

Opened March 2024

60 seats


PURSUIT SM
TripAdvisor Rating – Top 5 Fun Activities and Games in both Vancouver and Reykjavik

INVESTMENT HIGHLIGHTS

- High-quality guest experience and proven concept
- Attractive EBITDA margins
- Revenue from incremental passengers after breakeven contributes nearly 100% to EBITDA
- Ability to show films at other FlyOver locations
- Low maintenance expenditures
- Meaningful barriers to entry
- Broad guest appeal
- Year-round and not weather dependent

40 VIAD

BANFF | JASPER Elk + Avenue Hotel 164 rooms Forest Park Woodland 152 rooms Lobstick Lodge 139 rooms Mount Royal Hotel 133 rooms Chateau Jasper Hotel 119 rooms The Crimson Hotel 99 rooms Forest Park Alpine (opened August 2022) 88 rooms Marmot Lodge 81 rooms Pyramid Lake Lodge 68 rooms Miette Mountain Cabins 56 rooms Glacier View Lodge* 32 rooms 1,131 rooms GLACIER | WATERTON Glacier Park Lodge* 162 rooms Grouse Mountain Lodge 145 rooms St. Mary Village* 116 rooms Prince of Wales Hotel* 86 rooms Apgar Village Lodge & Cabins* 48 rooms West Glacier Village* 18 rooms Glacier Basecamp Lodge 29 rooms Belton Chalet* 27 rooms Motel Lake McDonald* 27 rooms Paddle Ridge* 23 rooms West Glacier RV Park and Cabins* 25 rooms 706 rooms DENALI | KENAI FJORDS Seward Windsong Lodge* 216 rooms Talkeetna Alaskan Lodge* 212 rooms Denali Cabins* 46 rooms Denali Backcountry Lodge* 42 rooms Kenai Fjords Wilderness Lodge* 8 rooms 524 rooms * Denotes a property that operates seasonally (generally closed from October - April) Pursuit’s iconic location HOTELS A collection of 27 inspiring and unforgettable, distinctive hotels with 2,361 rooms in renowned global travel locations with occupancy compression and barriers to entry MORE THAN DOUBLED ROOM NIGHTS AVAILABLE FROM 2019 to PRESENT with NEW HOTELS Note: 2019 to Present New Hotels include the following: Mountain Park Lodges (Q2’19). Belton Chalet (Q2’19), West Glacier RV Park (Q3’19), Glacier Basecamp Lodge (Q1’20), Paddle Ridge / Glacier Raft Co. (Q2’22), and Forest Park Alpine (Q3’22)

Pursuit’s NEW EXPERIENCES OVERVIEW Added 12 new experiences from 2019 to Present NEW EXPERIENCES – 2019 TO PRESENT DATE Belton Chalet – 27 rooms and dining located outside the west entrance to Glacier National Park Acquired May 2019 Mountain Park Lodges – 60% equity interest in 7 year-round hotels in Jasper National Park Acquired June 2019 West Glacier RV Park & Cabins – RV park and cabins located at the west entrance to Glacier National Park Opened July 2019 Sky Lagoon Attraction – 51% controlling interest in entity to manage the premium oceanfront geothermal lagoon in Iceland Acquired July 2019 Opened April 2021 FlyOver Iceland Attraction – 56.4% controlling interest in corporation to operate 40-seat flying ride experience in Iceland Acquired November 2017 Opened August 2019 Glacier Basecamp Lodge – 32 rooms and cabins in Columbia Falls, Montana Acquired January 2020 Open Top Touring Attraction – guided scenic tour of Banff in a vintage-style 1930s coach Opened September 2020 Golden Skybridge Attraction – 60% controlling interest in attraction that includes suspension bridges, zipline, canyon challenge course, and mountain coaster (opened in 2023) in Golden, British Columbia Acquired March 2021 Opened June 2021 FlyOver Las Vegas Attraction – 80-seat flying ride experience in Las Vegas Opened September 2021 Glacier Raft Company - guided river rafting trips in West Glacier, 13 log cabins, a lodge, and a wedding venue located on 50 acres with views into Glacier National Park Acquired April 2022 Forest Park Alpine Hotel – new 88-room hotel constructed in Jasper National Park Opened August 2022 FlyOver Chicago – 60-seat flying ride experience on Chicago’s Navy Pier Opened March 2024

Pursuit’s locations have strong perennial demand 9/11 Recession SARS Recession Sources: Alberta Economic Dashboard; U.S. National Park Service COVID-19 PARK VISITATION

Seasonality Pursuit experiences peak activity during the summer months. During 2023, 79% of Pursuit’s revenue was earned in the second and third quarters.

Spiro™ Part of the GES Collective

WHAT WE DO

Specializing in results-based experiences, we activate, grow, and evolve brands through our hybrid experiential solutions:

MEETINGS & EVENTS

- Keynote Presentations
- Annual Meetings
- Corporate Meetings
- Proprietary Conferences
- User Conferences
- Marketing Kick Off Meetings
- Sales Kick Off Meetings
- Galas & Award Shows
- Incentive Meetings
- Housing & Travel
- Registration
- Speaker Support
- Venue Sourcing
- VIP Events
- Event Technology

...And More

EXHIBITS & PROGRAM MANAGEMENT

- Brand Standardization
- Exhibit & Graphic Design
- Custom/Rental Solutions
- Fabrication
- Graphic Production
- Logistics Management
- Inventory Management
- Warehousing
- Service ordering
- A/V
- I&D
- Staff Training
- Portable Solutions

...And More

ENVIRONMENTS & PERMANENT INSTALLATIONS

- Customer Experience Centers
- Visitor Centers
- Lobby Installations
- VIP Lounges
- Museum Displays
- Chalets/Pavilions
- Holiday Displays
- Tech Centers

...And More

BRAND & PRODUCT ACTIVATIONS

- Product Launches
- Pop-ups
- Mobile Tours
- Hospitality Houses
- Festival Activations
- Press Activations
- Sports Marketing
- Sponsorship Activation
- Luxury Marketing
- Guerilla Marketing
- Social & Digital Marketing

...And More

MARKETING & MEASUREMENT

- Pre, At & Post Event Marketing
- Strategy, Innovation & Intelligence
- Audience Engagement
- Immersive Storytelling
- Content Creation & Management
- Video Production & Curation
- Data & Insights
- Community Facilitation

...And More

45 VIAD

Success stories: Rise at the Paris air show Our team relished challenging the traditional airshow chalet experience of the usual formal meeting rooms, traditional hospitality and passive product displays. We went all in on creating impact for the customer’s first impression creating an amorphic video wall & content as well as integrating the RISE half-scale engine to a digital surface projection story. Leading with tech driven content that helped bring the incredible innovation stories to life, the approach from our creative, technologists and production teams has helped transform the way GE Aerospace thinks about its experiences at air shows and beyond. As a world-leading provider of jet engines, commercial and military aircraft systems, GE Aerospace partnered with Spiro to inspire minds at the Paris Air Show 2023 and bring to life its incredible heritage culminating in the story of RISE – its revolutionary open rotor technology.

Spiro™ Part of the GES Collective

SUCCESS STORIES:

THE NEED FOR SPEED

Across 14 of the most iconic cities in the world, Formula E is the world's largest electric motorsport race series combining an incredible racing spectacle with its sustainable global messaging.

- Partnering with iconic luxury brand sponsor Hugo Boss, we designed and built its 5-Star VIP guest experience – the Boss Emotion Club – delivering a full-service event from beginning to end entertaining VIP race fans and A-listers alike with fine dining, entertainment and on and off-track premium experiences.
- In 2022, we expanded the fan engagement to include the "E-Village" – a brand activation space of immersive Formula E experiences open to every race fan across the season finale race in London getting them closer to the action than ever before.
- The result? Sustainable design creation, groundbreaking fan engagement and an all-electric premium hospitality experience.


FIA
Formula-e
CHAMPIONSHIP

47 VIAD

Success stories: finding beauty in science through technology Creating a multi-brand, groundbreaking experiential village, our design was eye-catching, memorable, and on point with every community-led brand story in their diverse portfolio. Reflecting the brand’s commitment to beauty, science and technology we created a world-first for the brand with a bespoke multi-use digital centerpiece that gravitated audiences to the wider technologically driven L’Oréal experiences and brand communications we managed for them at the show. From the digital content to the groundbreaking build, we focused on sustainable design, creating a huge array of modular experience structures that could be used by the L’Oréal brand teams across the US and around the globe. For over a century, L’Oréal has been dedicated to one sole vocation: creating beauty. Partnering with the brand at the American Academy of Dermatology appearance in 2023, we brought to life the brand’s goal to offer life-changing & sustainable dermatological solutions to all.

Specializing in providing strategic and logistics solutions to leading exhibition and conference organizers and exhibitors through exclusive and discretionary services: Organizers Event planning and production Look and feel design Layout and floor plan designs Furnishings and carpet Show traffic analysis Marketing and strategy Electrical distribution Cleaning Plumbing Overhead rigging Booth rigging Graphics and signage Common area structures Exhibitions: What we do Exhibitors Material handling Electrical distribution Cleaning Plumbing Overhead rigging Booth rigging Exhibitors Creative design and strategy Registration, data analytics, and insights Integrated marketing and pre/post event communications Event surveys Return on investment analysis Online management tools Attendee/exhibit booth traffic analysis Staff training Logistics/transportation Exhibit booth rentals and storage/refurbishment Furnishings and carpet Installation and dismantling labor Event accommodations EXCLUSIVE SERVICES DISCRETIONARY SERVICES

Geographic OVERVIEW Countries GES Serves GES facilities 2023 REVENUE MIX ($888M TOTAL)

Seasonality GES’ exhibition and event activity can vary significantly from quarter to quarter and year to year depending on the frequency and timing of shows. Some shows are not held annually and some shift between quarters. Note: GES revenue changes due to the frequency and timing of major non-annual shows, which include IMTS and MINExpo. IMTS is a biennial show that occurs in the third quarter (cancelled in 2020). MINExpo is quadrennial show that occurs in the third quarter (2020 occurrence postponed to 2021). The Paris Air Show (occurs in the second quarter) and the Farnborough Air Show (occurs in the third quarter) are biennial shows that alternate years. GES REVENUE BY QUARTER ($M)

EXHIBITION INDUSTRY has proven resilient through prior downturns Source: Center for Exhibition Industry Research (CEIR) (1) 2024-2026 CEIR data for the US exhibition industry metrics are forecasted as of April 2024 Live face-to-face events provide a powerful and cost-effective way to drive business growth, from transacting business, to building brand loyalty, and the rich connections created through in-person interactions are irreplaceable 9/11 Recession SARS Recession COVID-19 US Exhibition Industry Metrics(1) Indexed to 2000